Exhibit 99.1

            ANNUAL STATEMENT OF COMPLIANCE PURSUANT TO SECTION 3.19

                             Argent Securities Inc.
             Asset-Backed Pass-Through Certificates, Series 2005-W3.

            I, John P. Grazer, hereby certify that I am a duly appointed Executive Vice President of Ameriquest Mortgage Company (the "Master Servicer"), and further certify as follows:

            1. This certification is being made pursuant to the terms of the Pooling and Servicing Agreement, dated as of October 1, 2005 (the
"Agreement"), among Argent Securities Inc., as depositor, Ameriquest Mortgage Company, as the Master Servicer and Deutsche Bank National Trust Company, as trustee.

            2. I have reviewed the activities of the Master Servicer during the preceding year and the Master Servicer's performance under the Agreement and to the best of my knowledge, based on such review, the Master Servicer has fulfilled all of its obligations under the Agreement throughout the year.

            Capitalized terms not otherwise defined herein have the meanings set forth in the Agreement.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate as of 3/14/06.

                                                By: /s/ John P. Grazer
                                                   -----------------------------
                                                Name: John P. Grazer
                                                Title: Executive Vice President


            I, Denise Apicella, a (an) Assistant Secretary of the Master Servicer, hereby certify that John P. Grazer is a duly elected, qualified, and acting Executive Vice President of the Master Servicer and that the signature appearing above is his/her genuine signature.

            IN WITNESS WHEREOF, the undersigned has executed this Certificate as of 3/14/06.

                                                By: /s/ Denise Apicella
                                                   -----------------------------
                                                Name: Denise Apicella
                                                Title: Assistant Secretary